UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2018

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verso Corporation (“Verso”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on September 24, 2018. At the Annual Meeting, Verso’s stockholders (1) elected by a plurality of votes cast at the Annual Meeting five persons – Alan J. Carr, Eugene I. Davis, B. Christopher DiSantis, Steven D. Scheiwe and Jay Shuster – to serve as directors of Verso until its 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified; (2) approved, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement dated August 23, 2018 (the “Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and (3) ratified the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2018. The proposals considered and acted upon by Verso’s stockholders at the Annual Meeting are described in detail in the Proxy Statement. The tabulations of the stockholders’ votes cast at the Annual Meeting with respect to the proposals are as follows:

1.	Election of five persons to serve as directors of Verso until its 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

Nominee	For	Withhold	Broker Non-Votes
Alan J. Carr	12,917,624	14,750,388	2,136,755
Eugene I. Davis	12,799,727	14,868,285	2,136,755
B. Christopher DiSantis	27,013,591	654,421	2,136,755
Steven D. Scheiwe	17,068,887	10,599,125	2,136,755
Jay Shuster	16,151,909	11,516,103	2,136,755

2.	Approval, on an advisory basis, of the compensation of Verso’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
26,752,515	891,385	24,112	2,136,755

3.	Ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
28,605,873	1,198,335	559	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2018
VERSO CORPORATION

	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer